UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 26, 2002

Date of report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road
Carlsbad, CA 92008-7328

(Address of Principal Executive Offices)

(760) 931-1771

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 26, 2002, Callaway Golf Company issued a Press Release entitled, “Callaway Golf Provides Earnings Guidance for Third Quarter and Full Year 2002.” A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press Release dated September 26, 2002, entitled, “Callaway Golf Provides Earnings Guidance for Third Quarter and Full Year 2002.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2002	CALLAWAY GOLF COMPANY

	By:	/S/ BRADLEY J. HOLIDAY

Bradley J. Holiday Executive Vice President and Chief Financial Officer

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